                                     FORM OF

                          LAWRENCE FEDERAL SAVINGS BANK
                              AMENDED AND RESTATED
                          DIRECTOR RETIREMENT AGREEMENT

        THIS AGREEMENT is amended and restated in its entirety this 24th day of December, 2003 by and between LAWRENCE FEDERAL SAVINGS BANK (the "Bank"), and [DIRECTOR] (the "Director").

                                  INTRODUCTION

        To encourage the Director to remain a member of the Bank's Board of Directors, the Bank is willing to provide certain retirement benefits to the Director. The Bank will pay the benefits from its general assets. This amended and restated agreement incorporates the terms of the prior agreement and clarifies the intent of certain provisions of the prior agreement.

                                    AGREEMENT

        The Director and the Bank agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

        1.1 DEFINITIONS. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

                1.1.1 "CHANGE OF CONTROL" shall be deemed to occur on the earliest of:

                i. The acquisition by any entity, person or group (other than the acquisition by a tax-qualified retirement plan sponsored by the Company or the Bank) of beneficial ownership, as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, of more than 25% of the outstanding capital stock of the Company or the Bank entitled to vote for the election of directors ("Voting Stock");

                ii. The commencement by any entity, person, or group (other than the Company or the Bank, a subsidiary of the Company or the Bank, or a tax-qualified retirement plan sponsored by the Company or the Bank) of a tender offer or an exchange offer for more than 25% of the outstanding Voting Stock of the Company or the Bank;

                iii. The effective time of (x) a merger or consolidation of the Company or the Bank with one or more other corporations as a result of which the holders of the outstanding Voting Stock of the Company or the Bank immediately prior to such merger exercise voting control over less than 51% of the Voting Stock of the surviving or resulting corporation, or (y) a transfer of substantially all of the property of the Company or the Bank other than to an entity of which the Company or the Bank owns at least 51% of the Voting Stock; and

                iv. At such time that, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of the Company or the Bank (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Board was approved by a vote of at least two-thirds (2/3) of the Continuing Directors then in office shall be considered a Continuing Director.

                1.1.2 "CODE" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.

                1.1.3 "COMPANY" means Lawrence Financial Holdings, Inc., and its successors.

                1.1.4 "DISABILITY" means, if the Director is covered by a Bank-sponsored disability insurance policy, total disability as defined in such policy without regard to any waiting period. If the Director is not covered by such a policy, Disability means the Director suffering a sickness, accident or injury which, in the judgment of a physician satisfactory to the Bank, prevents the Director from performing substantially all of the normal duties of a director. As a condition to any benefits, the Bank may require the Director to submit to such physical or mental evaluations and tests as the Bank's Board of Directors deems appropriate.

                1.1.5 "EARLY RETIREMENT DATE" means the Director attaining age 65 and completing 15 Years of Service.

                1.1.6 "NORMAL RETIREMENT DATE" means the Director attaining age 68 and completing 15 Years of Service.

                1.1.7 "TERMINATION OF SERVICE" means the Director's ceasing to be a member of the Bank's Board of Directors for any reason whatsoever.

                1.1.8 "YEARS OF SERVICE" means the total number of twelve-month periods during which the Director serves as a member of the Bank's Board of Directors.

                                    ARTICLE 2
                                LIFETIME BENEFITS

        2.1 NORMAL RETIREMENT BENEFIT. If the Director terminates service on or after the Normal Retirement Date, and for reasons other than death or Disability, the Bank shall pay to the Director the benefit described in this
Section 2.1.

                2.1.1 AMOUNT OF BENEFIT. The benefit under this Section 2.1 is $500 annually for each year of service and limited to 50% of fees at Retirement Date.

                2.1.2 PAYMENT OF BENEFIT. The Bank shall pay the benefit to the Director on the first day of each month commencing with the month following the Retirement Date and continuing for 179 additional months.

        2.2 EARLY RETIREMENT BENEFIT. If the Director terminates service after the Early Retirement Date but before the Normal Retirement Date, and for reasons other than death or Disability, the Bank shall pay to the Director the benefit described in this Section 2.2.

                2.2.1 AMOUNT OF BENEFIT. The benefit under this Section 2.2 is the benefit determined under Schedule A based on the date of the Director's Termination of Service. Schedule A shall be adjusted to reflect any benefit level increases determined by the Board of Directors under Section 2.1.1 prior to the Directors Termination of Service. Schedule A is calculated using the interest method of accounting, a 7.50% discount rate, and assuming monthly compounding and monthly benefit payments.

                2.2.2 PAYMENT OF BENEFIT. The Bank shall pay the benefit to the Director on the first day of each month commencing with the month following the Director's Early Retirement Date and continuing for 179 additional months.

        2.3 DISABILITY BENEFIT. If the Director terminates service for Disability prior to the Normal Retirement Date, the Bank shall pay to the Director the benefit described in this Section 2.3.

                2.3.1 AMOUNT OF BENEFIT. The benefit under this Section 2.3 is the benefit determined under Schedule A based on the date of the Director's Termination of Service. Schedule A shall be adjusted to reflect any benefit level increases determined by the Board of Directors under Section 2.1.1 prior to the Director's Termination of Service.

                2.3.2 PAYMENT OF BENEFIT. The Bank shall pay the benefit to the Director on the first day of each month commencing with the month following the Director's Termination of Service and continuing until the earlier of (a) the Director's recovery from the Disability, or (b) 179 months.

        2.4 CHANGE OF CONTROL BENEFIT. Upon a Change of Control while the Director is in the active service of the Bank, the Bank shall pay to the Director the benefit described in this Section 2.4 in lieu of any other benefit under this Agreement.

                2.4.1 AMOUNT OF BENEFIT. The benefit under this Section 2.4 is the product of (i) and (ii) multiplied by (iii), where (i) equals $500 and (ii) equals each Year of Service or partial Year of Service of the Director as of the effective date of the Change in Control (regardless of whether the Director experiences a Termination of Service), and (iii) equals 15.

                2.4.2 PAYMENT OF BENEFIT. The Bank shall pay the benefit to the Director in a lump sum no later than the effective date of the Change of Control. The calculation of the lump sum value shall be made by assuming (i) the benefit in Section 2.4.1 would have been paid in 180 equal monthly installments commencing on the effective date of the Change in Control and (ii) a discount rate of 7.5%.

                                    ARTICLE 3
                                 DEATH BENEFITS

        3.1 DEATH DURING ACTIVE SERVICE. If the Director dies while in the active service of the Bank, the Bank shall pay to the Director's beneficiary the benefit described in this Section 3.1.

                3.1.1 AMOUNT OF BENEFIT. The benefit under Section 3.1 is the lifetime benefit that would have been paid to the Director under Section
        2.1 calculated as if the date of the Director's death were the Normal Retirement Date.

                3.1.2 PAYMENT OF BENEFIT. The Bank shall pay the benefit to the Beneficiary on the first day of each month commencing with the month following the Director's death and continuing for 179 additional months.

        3.2 DEATH DURING BENEFIT PERIOD. If the Director dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Bank shall pay the remaining benefits to the Director's beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

                                    ARTICLE 4
                                  BENEFICIARIES

        4.1 BENEFICIARY DESIGNATIONS. The Director shall designate a beneficiary by filing a written designation with the Bank. The Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and accepted by the Bank during the Director's lifetime. The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director, or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved. If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's surviving spouse, if any, and if none, to the Director's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Director's estate.

        4.2 FACILITY OF PAYMENT. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Bank may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Bank may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Bank from all liability with respect to such benefit.

                                    ARTICLE 5
                               GENERAL LIMITATIONS

        Notwithstanding any provision of this Agreement to the contrary, the Bank shall not pay any benefit under this Agreement:

        5.1 TERMINATION FOR CAUSE. If the Bank terminates the Director's service for:

                5.1.1   Gross negligence or gross neglect of duties;

                5.1.2 Commission of a felony or of a gross misdemeanor involving moral turpitude; or

                5.1.3 Fraud, disloyalty, dishonesty or willful violation of any law or significant Bank policy committed in connection with the Director's service and resulting in an adverse financial effect on the Bank.

        5.2 SUICIDE. No benefits shall be payable if the Director commits suicide within two years after the date of this Agreement, or if the Director has made any material misstatement of fact on any application for life insurance purchased by the Bank.

                                    ARTICLE 6
                          CLAIMS AND REVIEW PROCEDURES

        6.1 CLAIMS PROCEDURE. The Bank shall notify the Director's beneficiary in writing, within ninety (90) days of his or her written application for benefits, of his or her eligibility or noneligibility for benefits under the Agreement. If the Bank determines that the beneficiary is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the beneficiary wishes to have the claim reviewed. If the Bank determines that there are special circumstances requiring additional time to make a decision, the Bank shall notify the beneficiary of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety-day period.

        6.2 REVIEW PROCEDURE. If the beneficiary is determined by the Bank not to be eligible for benefits, or if the beneficiary believes that he or she is entitled to greater or different benefits, the beneficiary shall have the opportunity to have such claim reviewed by the Bank by filing a petition for review with the Bank within sixty (60) days after receipt of the notice issued by the Bank. Said petition shall state the specific reasons which the beneficiary believes entitle him or her to benefits or to greater or different benefits. Within sixty (60) days after receipt by the Bank of the petition, the Bank shall afford the beneficiary (and counsel, if any) an opportunity to present his or her position to the Bank orally or in writing, and the beneficiary (or counsel) shall have the right to review the pertinent documents. The Bank shall notify the beneficiary of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the beneficiary and the specific provisions of the Agreement on which the decision is based. If because of the need for a hearing, the sixty-day period is not sufficient, the decision may be deferred for up to another sixty-day period at the election of the Bank, but notice of this deferral shall be given to the beneficiary.

                                    ARTICLE 7
                           AMENDMENTS AND TERMINATION

        The Bank may amend or terminate this Agreement at any time if, pursuant to legislative, judicial or regulatory action, continuation of the Agreement would (i) cause benefits to be taxable to the Director prior to actual receipt, or (ii) result in significant financial penalties or other significantly detrimental ramifications to the Bank (other than the financial impact of paying the benefits). In the event of any such amendment or termination, the Director shall be 100% vested in the benefit determined under Schedule A.

                                    ARTICLE 8
                                  MISCELLANEOUS

        8.1 BINDING EFFECT. This Agreement shall bind the Director and the Bank, and their beneficiaries, survivors, executors, administrators and transferees.

        8.2 NO GUARANTY OF EMPLOYMENT. This Agreement is not a contract for services. It does not give the Director the right to remain a director of the Bank, nor does it interfere with the Shareholders' rights to replace the Director. It also does not require the Director to remain a director nor interfere with the Director's right to terminate service at any time.

        8.3 NON-TRANSFERABILITY. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

        8.4 TAX WITHHOLDING. The Bank shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

        8.5 APPLICABLE LAW. The Agreement and all rights hereunder shall be governed by the laws of Ohio, except to the extent preempted by the laws of the United States of America.

        8.6 UNFUNDED ARRANGEMENT. The Director and beneficiary are general unsecured creditors of the Bank for the payment of benefits under this Agreement. The benefits represent the mere promise by the Bank to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance the Director's life is a general asset of the Bank to which the Director and beneficiary have no preferred or secured claim.

        IN WITNESS WHEREOF, the Director and a duly authorized Bank officer have signed this Agreement.


DIRECTOR:                              LAWRENCE FEDERAL SAVINGS BANK


/s/ [DIRECTOR]                         By: /s/ Jack L. Blair
----------------------                     -----------------
[DIRECTOR]
                                           Title: President and Chief Executive
                                                  Officer

                          LAWRENCE FEDERAL SAVINGS BANK
                              AMENDED AND RESTATED
                          DIRECTOR RETIREMENT AGREEMENT

                              TRACY E. BRAMMER, JR.

                                   SCHEDULE A


            --------------------------------------------------------
                                                       ACCRUED
                                       PLAN      DIRECTOR RETIREMENT
             DATE          AGE         YEAR           LIABILITY
            --------------------------------------------------------
             1996           51           1             $2,905
             1997           52           2              6,036
             1998           53           3              9,400
             1999           54           4             13,046
             2000           55           5             16,964
             2001           56           6             21,186
             2002           57           7             25,736
             2003           58           8             30,639
             2004           59           9             35,923
             2005           60          10             41,617
             2006           61          11             47,753
             2007           62          12             54,365
             2008           63          13             61,491
             2009           64          14             69,170
             2010           65          15             77,445
             2011           66          16             86,362
             2012           67          17             95,972

                          LAWRENCE FEDERAL SAVINGS BANK
                              AMENDED AND RESTATED
                          DIRECTOR RETIREMENT AGREEMENT

                               PHILLIP O. MCMAHON

                                   SCHEDULE A


            --------------------------------------------------------
                                                       ACCRUED
                                       PLAN      DIRECTOR RETIREMENT
             DATE          AGE         YEAR           LIABILITY
            --------------------------------------------------------
             1996           44           1              $1,809
             1997           45           2               3,758
             1998           46           3               5,858
             1999           47           4               8,122
             2000           48           5              10,561
             2001           49           6              13,190
             2002           50           7              16,023
             2003           51           8              19,076
             2004           52           9              22,366
             2005           53          10              25,911
             2006           54          11              29,731
             2007           55          12              33,848
             2008           56          13              38,284
             2009           57          14              43,065
             2010           58          15              48,217
             2011           59          16              53,769
             2012           60          17              59,752
             2013           61          18              66,199
             2014           62          19              73,147
             2015           63          20              80,634
             2016           64          21              88,702
             2017           65          22              97,397
             2018           66          23             106,767
             2019           67          24             116,864

                          LAWRENCE FEDERAL SAVINGS BANK
                              AMENDED AND RESTATED
                          DIRECTOR RETIREMENT AGREEMENT

                              CHARLES E. AUSTIN II

                                   SCHEDULE A


            --------------------------------------------------------
                                                       ACCRUED
                                       PLAN      DIRECTOR RETIREMENT
             DATE          AGE         YEAR           LIABILITY
            --------------------------------------------------------
             1996           37           1              $1,182
             1997           38           2               2,456
             1998           39           3               3,828
             1999           40           4               5,307
             2000           41           5               6,901
             2001           42           6               8,619
             2002           43           7              10,470
             2003           44           8              12,465
             2004           45           9              14,614
             2005           46          10              16,930
             2006           47          11              19,426
             2007           48          12              22,116
             2008           49          13              25,015
             2009           50          14              28,139
             2010           51          15              31,505
             2011           52          16              35,133
             2012           53          17              39,042
             2013           54          18              43,255
             2014           55          19              47,795
             2015           56          20              52,687
             2016           57          21              57,959
             2017           58          22              63,640
             2018           59          23              69,762
             2019           60          24              76,359
             2020           61          25              83,469
             2021           62          26              91,131
             2022           63          27              99,387
             2023           64          28             108,284
             2024           65          29             117,872
             2025           66          30             128,204
             2026           67          31             139,338

                          LAWRENCE FEDERAL SAVINGS BANK
                              AMENDED AND RESTATED
                          DIRECTOR RETIREMENT AGREEMENT

                                HERBERT J. KARLET

                                   SCHEDULE A


            --------------------------------------------------------
                                                       ACCRUED
                                       PLAN      DIRECTOR RETIREMENT
             DATE          AGE         YEAR           LIABILITY
            --------------------------------------------------------
             1996           46           1              $2,254
             1997           47           2               4,683
             1998           48           3               7,300
             1999           49           4              10,120
             2000           50           5              13,159
             2001           51           6              16,434
             2002           52           7              19,964
             2003           53           8              23,768
             2004           54           9              27,867
             2005           55          10              32,284
             2006           56          11              37,044
             2007           57          12              42,174
             2008           58          13              47,702
             2009           59          14              53,659
             2010           60          15              60,078
             2011           61          16              66,996
             2012           62          17              74,451
             2013           63          18              82,484
             2014           64          19              91,141
             2015           65          20             100,470
             2016           66          21             110,523
             2017           67          22             121,357

                          LAWRENCE FEDERAL SAVINGS BANK
                              AMENDED AND RESTATED
                          DIRECTOR RETIREMENT AGREEMENT

                                ROBERT N. TAYLOR

                                   SCHEDULE A

            --------------------------------------------------------
                                                       ACCRUED
                                       PLAN      DIRECTOR RETIREMENT
             DATE          AGE         YEAR           LIABILITY
            --------------------------------------------------------
             1996           52           1             $2,570
             1997           53           2              5,340
             1998           54           3              8,325
             1999           55           4             11,542
             2000           56           5             15,009
             2001           57           6             18,745
             2002           58           7             22,771
             2003           59           8             27,109
             2004           60           9             31,784
             2005           61          10             36,822
             2006           62          11             42,251
             2007           63          12             48,101
             2008           64          13             54,406
             2009           65          14             61,200
             2010           66          15             68,521
             2011           67          16             76,411